EXHIBIT 25


                                    FORM T-1
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

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                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(B)(2) _______

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                     UNITED STATES TRUST COMPANY OF NEW YORK
               (Exact name of trustee as specified in its charter)


             New York                                  13-3818954
  (Jurisdiction of incorporation                    (I.R.S. employer
    if not a U.S. national bank)                   identification No.)


        114 West 47th Street                             10036-1532
            New York, NY                                 (Zip Code)
       (Address of principal
        executive offices)

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                           BERRY PLASTICS CORPORATION
               (Exact name of obligor as specified in its charter)


             Delaware                                    35-1813706
 (State or other jurisdiction of                      (I.R.S. employer
  incorporation or organization)                      identification No.)

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                             BPC HOLDING CORPORATION
               (Exact name of obligor as specified in its charter)


             Delaware                                     35-1814673
  (State or other jurisdiction of                      (I.R.S. employer
   incorporation or organization)                      identification No.)

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                             BERRY IOWA CORPORATION
               (Exact name of obligor as specified in its charter)


               Delaware                                   42-1382173
    (State or other jurisdiction of                     (I.R.S. employer
    incorporation or organization)                     identification No.)


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                           BERRY TRI-PLAS CORPORATION
               (Exact name of obligor as specified in its charter)


               Delaware                                    56-1949250
   (State or other jurisdiction of                       (I.R.S. employer
    incorporation or organization)                      identification No.)

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                           BERRY STERLING CORPORATION
               (Exact name of obligor as specified in its charter)


                Delaware                                   54-1749681
    (State or other jurisdiction of                      (I.R.S. employer
     incorporation or organization)                     identification No.)

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                                  AEROCON, INC.
               (Exact name of obligor as specified in its charter)


               Delaware                                     35-1948748
   (State or other jurisdiction of                       (I.R.S. employer
    incorporation or organization)                       identification No.)

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                             PACKERWARE CORPORATION
               (Exact name of obligor as specified in its charter)


               Delaware                                      48-0759852
   (State or other jurisdiction of                         (I.R.S. employer
    incorporation or organization)                         identification No.)

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                        BERRY PLASTICS DESIGN CORPORATION
               (Exact name of obligor as specified in its charter)


               Delaware                                      62-1689708
   (State or other jurisdiction of                        (I.R.S. employer
    incorporation or organization)                        identification No.)

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                             VENTURE PACKAGING, INC.
               (Exact name of obligor as specified in its charter)


                Delaware                                     51-0368479
    (State or other jurisdiction of                        (I.R.S. employer
     incorporation or organization)                       identification No.)

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                         VENTURE PACKAGING MIDWEST, INC.
               (Exact name of obligor as specified in its charter)


                Delaware                                    34-1809003
    (State or other jurisdiction of                      (I.R.S. employer
    incorporation or organization)                      identification No.)

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                        VENTURE PACKAGING SOUTHEAST, INC.
               (Exact name of obligor as specified in its charter)


                Delaware                                     57-1029638
    (State or other jurisdiction of                       (I.R.S. employer
     incorporation or organization)                       identification No.)

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                              NIM HOLDINGS LIMITED
               (Exact name of obligor as specified in its charter)


            England and Wales                                   N/A
     (State or other jurisdiction of                      (I.R.S. employer
      incorporation or organization)                      identification No.)

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                                      - 4 -


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                       NORWICH INJECTION MOULDERS LIMITED
               (Exact name of obligor as specified in its charter)


          England and Wales                                     N/A
  (State or other jurisdiction of                         (I.R.S. employer
   incorporation or organization)                        identification No.)

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                              KNIGHT PLASTICS, INC.
               (Exact name of obligor as specified in its charter)


             Delaware                                       35-2056610
  (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                       identification No.)

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                             CPI HOLDING CORPORATION
               (Exact name of obligor as specified in its charter)


              Delaware                                      34-1820303
   (State or other jurisdiction of                       (I.R.S. employer
    incorporation or organization)                      identification No.)

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                            CARDINAL PACKAGING, INC.
               (Exact name of obligor as specified in its charter)


                Ohio                                       34-1396561
  (State or other jurisdiction of                       (I.R.S. employer
   incorporation or organization)                      identification No.)

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                           NORWICH ACQUISITION LIMITED
               (Exact name of obligor as specified in its charter)


         England and Wales                                    N/A
  (State or other jurisdiction of                       (I.R.S. employer
   incorporation or organization)                       identification No.)

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                     BERRY PLASTICS ACQUISITION CORPORATION
               (Exact name of obligor as specified in its charter)


             Delaware                                         N/A
 (State or other jurisdiction of                        (I.R.S. employer
  incorporation or organization)                       identification No.)


         101 Oakley Street
        Evansville, Indiana                                  47710
(Address of principal executive offices)                   (Zip Code)

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               12-1/4% Series C Senior Subordinated Notes due 2004
                       (Title of the indenture securities)

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                                     GENERAL

1.   GENERAL INFORMATION

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

             Federal Reserve Bank of New York (2nd District), New York, New York
                  (Board of Governors of the Federal Reserve System)
             Federal Deposit Insurance Corporation, Washington, D.C.
             New York State Banking Department, Albany, New York

     (b)  Whether it is authorized to exercise corporate trust powers.

             The trustee is authorized to exercise corporate trust powers.

2.   AFFILIATIONS WITH THE OBLIGOR

     If the obligor is an affiliate of the trustee, describe each such affiliation.

             None

3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15:

     Berry Plastics Corporation, BPC Holding Corporation, Berry Iowa Corporation, Berry Tri-Plas Corporation, Berry Sterling Corporation, Aerocon, Inc., Packerware Corporation, Berry Plastics Design Corporation, Venture Packaging, Inc., Venture Packaging Midwest, Inc., Venture Packaging Southeast, Inc., NIM Holdings Limited, Norwich Injection Moulders Limited, Knight Plastics, Inc., CPI Holding Corporation, Cardinal Packaging, Inc., Norwich Acquisition Limited, Berry Plastics Acquisition Corporation currently are not in default. Accordingly, responses to Items 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15 of Form T-1 are not required under General Instruction B.

16.  LIST OF EXHIBITS

     T-1.1        --       Organization Certificate, as amended, issued by
                           the State of New York Banking Department to transact business as a Trust Company, is incorporated by reference to Exhibit T-1.1 to Form T-1 filed on September 15, 1995 with the Commission pursuant to the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990 (Registration No.
                           33-97056).

     T-1.2        --       Included in Exhibit T-1.1.

     T-1.3        --       Included in Exhibit T-1.1.

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16.  LIST OF EXHIBITS
     (CONT'D)

     T-1.4        --       The By-Laws of United States Trust Company of New
                           York, as amended, is incorporated by reference to Exhibit T-1.4 to Form T-1 filed on September 15, 1995 with the Commission pursuant to the Trust Indenture
                           Act of 1939, as amended by the Trust Indenture Reform
                           Act of 1990 (Registration No. 33-97056).

     T-1.6        --       The consent of the trustee required by Section
                           321(b) of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990.

     T-1.7        --       A copy of the latest report of condition of the
                           trustee pursuant to law or the requirements of its supervising or examining authority.


NOTE

As of November 10, 1999, the trustee had 2,999,020 shares of Common Stock outstanding, all of which are owned by its parent company, U.S. Trust Corporation. The term "trustee" in Item 2, refers to each of United States Trust Company of New York and its parent company, U. S. Trust Corporation.

In answering Item 2 in this statement of eligibility as to matters peculiarly within the knowledge of the obligor or its directors, the trustee has relied upon information furnished to it by the obligor and will rely on information to be furnished by the obligor and the trustee disclaims responsibility for the accuracy or completeness of such information.

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Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee,
United States Trust Company of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 10th day of November 1999.

UNITED STATES TRUST COMPANY
         OF NEW YORK, Trustee

By: /s/ CYNTHIA CHANEY
        Cynthia Chaney
        Assistant Vice President

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                                                                   EXHIBIT T-1.6


        The consent of the trustee required by Section 321(b) of the Act.

                     United States Trust Company of New York
                              114 West 47th Street
                               New York, NY 10036


September 1, 1995



Securities and Exchange Commission
450 5th Street, N.W.
Washington, DC  20549

Gentlemen:

Pursuant to the provisions of Section 321(b) of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and subject to the limitations set forth therein, United States Trust Company of New York ("U.S. Trust") hereby consents that reports of examinations of U.S. Trust by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.




Very truly yours,


UNITED STATES TRUST COMPANY
         OF NEW YORK


By: /s/ GERARD F. GANEY
        Gerard F. Ganey
        Senior Vice President

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                                                                   EXHIBIT T-1.7


                     UNITED STATES TRUST COMPANY OF NEW YORK
                       CONSOLIDATED STATEMENT OF CONDITION
                                  JUNE 30, 1999
                                ($ IN THOUSANDS)

ASSETS
Cash and Due from Banks                                        $   237,532
Short-Term Investments                                             155,678

Securities, Available for Sale                                     505,561

Loans                                                            2,312,569
Less:  Allowance for Credit Losses                                  17,486
                                                               -----------
      Net Loans                                                  2,295,083
Premises and Equipment                                              56,119
Other Assets                                                       128,087
                                                               -----------
      TOTAL ASSETS                                             $ 3,378,060
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LIABILITIES
Deposits:
      Non-Interest Bearing                                     $   815,644
      Interest Bearing                                           1,931,882
                                                               -----------
         Total Deposits                                          2,747,526

Short-Term Credit Facilities                                       310,113
Accounts Payable and Accrued Liabilities                           131,638
                                                               -----------
      TOTAL LIABILITIES                                        $ 3,189,277
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STOCKHOLDER'S EQUITY
Common Stock                                                        14,995
Capital Surplus                                                     53,041
Retained Earnings                                                  121,974
Unrealized Loss on Securities
     Available for Sale (Net of Taxes)                              (1,227)
                                                               -----------

TOTAL STOCKHOLDER'S EQUITY                                         188,783
                                                               -----------
   TOTAL LIABILITIES AND
     STOCKHOLDER'S EQUITY                                      $ 3,378,060
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I, Richard E. Brinkmann, Managing Director & Comptroller of the named bank do hereby declare that this Statement of Condition has been prepared in conformance with the instructions issued by the appropriate regulatory authority and is true to the best of my knowledge and belief.

Richard E. Brinkmann, Managing Director & Controller

August 23, 1999